SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 28, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

          On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On February 28, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended January 31, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended January 31, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  March 13, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                January 31,  February 28,
                                                    2002          2001
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    6,343    $    4,700
    Accounts Receivable, Net                             --        40,692
    Inventories                                      45,989       245,584
    Other Receivables                                13,215        18,710
    Prepaid Expenses                                  2,769        18,317
                                                  ---------     ---------
    Total Current Assets                             68,316       328,003
                                                  ---------     ---------

    Land and Buildings                               22,847       103,525
    Fixtures, Furniture and Vehicles                  9,157        99,925
    Leasehold Improvements                           23,141       151,898
    Construction in Progress                             --           434
                                                  ---------     ---------
    Total Property and Equipment                     55,145       355,782
    Accumulated Depreciation and Amortization        19,007       160,496
                                                  ---------     ---------
    Property and Equipment, Net                      36,138       195,286
                                                  ---------     ---------

    Other Assets                                    115,474       137,919
                                                  ---------     ---------
    TOTAL ASSETS                                 $  219,928    $  661,208
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $   10,225
    Accounts Payable                                  4,428        29,511
    Accrued Expenses                                 30,184        53,489
    Deffered Income Taxes                                46            --
    Deferred Revenue                                  7,034        23,662
                                                  ---------     ---------
    Total Current Liabilities                        41,692       116,887
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --        15,000
    Liabilities Subject to Compromise               713,093       761,374

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,525       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (897,253)     (594,449)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (534,857)     (232,053)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  219,928    $  661,208
                                                  =========     =========

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                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended   Eleven Months Ended
                                           January 31, 2002   January 31, 2002
                                          ------------------  ------------------

Sales                                              $ 26,849           $ 368,460
Costs of Sales                                       14,691             220,269
                                                    -------            --------
    Maintained Margin                                12,158             148,191

Finance Income                                           64                 641
Insurance Income                                         20                 225
Other Income                                          1,945              21,207
                                                    -------            --------
    Total Income                                     14,187             170,264

Store Salaries Expense                                3,233              51,768
Advertising Expense                                   2,309              36,428
Store Rent & Amortization Expense                     1,397              27,003
Store Selling, General & Administrative Expense       4,073              65,371
Corporate General & Administrative Expense            3,284              41,267
Distribution Expense                                  1,602              33,175
Interest Expense                                         63               2,850
                                                    -------            --------
    Total Operating Expense                          15,961             257,862

Operating Loss Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes        (1,774)            (87,598)
0
Reorganization Items:
  Store and Distribution Center Exit Costs               61            (186,390)
  Credit Operations Exit Costs                           --             (15,524)
  Asset Impairment                                       --              (7,138)
  Interest Income                                        --                   2
  Trustee Fees                                          (11)                (45)
  Professional Fees                                    (299)            (11,703)
                                                    -------            --------
     Total Reorganization Items                        (249)           (220,798)

Delivered Sales Adjustment                              385               6,580
                                                    -------            --------
Loss Before Income Taxes                             (1,638)           (301,816)
Income Taxes                                             --                 988
                                                    -------            --------
Net Loss                                           $ (1,638)          $(302,804)
                                                    =======            ========

Loss per Share                                     $  (0.03)          $   (4.98)

Diluted Shares                                       60,763              60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended   Eleven Months Ended
                                           January 31, 2002   January 31, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $ (1,638)          $(302,804)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                       292              10,189
   Reorganization items                                237             220,753
   Change in operating assets and liabilities:
       Accounts receivable                              --              25,249
       Other receivables                             1,608               9,632
       Inventories                                  (2,942)             91,155
       Prepaid expenses                              1,679               7,012
       Deferred revenue                               (885)            (13,784)
       Accounts payable                             (1,793)             (9,840)
       Accrued expenses                               (673)            (13,768)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              (4,117)             23,794
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (469)             (2,339)
  Disposals of property and equipment                 (156)                826
  Proceeds from dispositions of fixed
    assets - reorganization                          1,147              24,572
  Miscellaneous investments                            101              25,675
                                                 ---------           ---------
Net cash provided by investing activities              624              48,734
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                        --                 (13)
  Payments of long-term debt                            (6)                (45)
  DIP proceeds (payments) - Revolving Facility          --             (10,225)
  DIP proceeds (payments) - Term Facility               --             (15,000)
  Restricted cash                                     (146)            (45,604)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                (151)            (70,885)
                                                 ---------           ---------
Net increase in cash                                (3,644)              1,643
Cash at beginning of period                          9,987               4,700
                                                 ---------           ---------
Cash at end of period                           $    6,343          $    6,343
                                                 =========           =========
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